                                                                     Exhibit 4.1

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
                                                  [LOGO] MKS
                                                         INSTRUMENTS, INC.
            NUMBER                                                                                            SHARES
    -----------------------                                                                            ---------------------
      MKS                                              MKS INSTRUMENTS, INC.
    -----------------------                                                                            ---------------------
          COMMON STOCK

    THIS CERTIFICATE IS TRANSFERABLE                                                            SEE REVERSE FOR CERTAIN DEFINITIONS
     IN BOSTON, MA OR NEW YORK, NY
                                 INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS          CUSIP 55306N 10 4


           -----------------------------------------------------------------------------------------------------------------
           THIS CERTIFIES THAT





           is the owner of
           -----------------------------------------------------------------------------------------------------------------
                               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE OF

====================================================== MKS INSTRUMENTS, INC. ======================================================
transferable only the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of
The Commonwealth of Massachusetts and to the Articles of Organization and By-laws of the Corporation, all as amended from time to time. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated:
                   /s/ Robert J. O'Brien                                                     /s/ John R. Bertucci
                       TREASURER                              [SEAL]                             PRESIDENT



COUNTERSIGNED AND REGISTERED:
         BANKBOSTON, N.A.
               TRANSFER AGENT AND REGISTRAR

BY

                       AUTHORIZED SIGNATURE

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

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  AMERICAN BANK NOTE COMPANY     DEC 10, 1997 fm
  3504 ATLANTIC AVENUE
  SUITE 12                        053699fc
  LONG BEACH, CA 90807
  (562) 989-2333
  (FAX) (562) 426-7450   270-19x  Proof X REV 3
------------------------------------------------

                            MKS INSTRUMENTS, INC.


   The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request, a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- ____ Guardian ____
TEN ENT -- as tenants by the entireties                      (Cust)      (Minor)
JT TEN  -- as joint tenants with right             under Uniform Gifts to Minors
           of survivorship and not as              Act ________________________
           tenants in common                                  (State)


   Additional abbreviations may also be used though not in the above list.


   For value received ___________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------------


 --------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ------------------

           (Signature) _________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




 Signature Guaranteed: _________________________________________________________
                       ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP") OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.



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  AMERICAN BANK NOTE COMPANY   NOV 12, 1997 fm
  3504 ATLANTIC AVENUE
  SUITE 12
  LONG BEACH, CA 90807          053699bk
  (562) 989-2333
  (FAX) (562) 426-7450           Proof X NEW
----------------------------------------------